UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Definitive additional materials.

[ ]	Soliciting material under Rule 14a-12.

Bragg Capital Trust
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on October 23, 2020 (the "Meeting")?

A.	At the Meeting, shareholders of the Queens Road Value Fund and Queens Road Small Cap Value Fund (each a "Fund" and collectively the “Funds”), each a series of Bragg Capital Trust (the "Trust") will be asked to vote on (1) election of the proposed nominees to the Trust’s Board of Trustees ("Proposal 1"), (2) the approval of a new advisory agreement between the Trust with respect to each Fund and First Pacific Advisors, LP (“FPA”) ("Proposal 2"), and (3) the approval of a new sub-advisory agreement between FPA and Bragg Financial Advisors, Inc. (“BFA”) on behalf of each Fund and Bragg Financial Advisors, Inc. (“BFA”) ("Proposal 3"). Shareholders of the Funds will vote collectively on Proposal 1 and shareholders in each Fund will vote separately on Proposals 2 and 3. The current Trustees will resign shortly after the election of new Trustees.

Q.	Why are shareholders being asked to approve the Proposals?

A.	The Board of Trustees of the Trust (the “Board” or the “Trustees”) has considered and approved (subject to shareholder approval) an arrangement pursuant to which: (i) First Pacific Advisors, LP (“FPA") will serve as the new investment adviser to each Fund; (ii) BFA will continue to provide day-to-day portfolio management services to each Fund as sub-adviser to each Fund; and (iii) new trustees who serve on the boards of FPA’s current registered investment companies are elected to replace the current Trustees (the “Transaction”).

The current Trustees of the Trust believe that new Trustees will bring additional industry relationships and experience to the Trust. The Trustees also believe that FPA can manage the portfolio of each Fund and (i) expand the Funds’ presence in more distribution channels via FPA’s industry presence; (ii) increase each Fund’s potential asset base; and (iii) lower operating expenses as a percentage of assets due to the potential increase in Fund size. Each Fund’s current portfolio manager is Steve Scruggs. Pursuant to the proposed new subadvisory agreement between FPA and BFA with respect to each Fund, Mr. Scruggs will continue to be primarily responsible for the management of each Fund’s portfolio. However, under the Investment Company Act of 1940 (the "1940 Act"), each of these proposals require shareholder approval.

On June 29, 2020, FPA and BFA entered into a separate asset purchase agreement pursuant to which FPA will acquire certain assets related to BFA’s business of providing investment management services to the Funds, contingent upon shareholder approval of the Proposals. Upon completion of the asset transfer, it is anticipated that shareholders of FPA Capital Fund, Inc., an open-end registered investment company with investment objectives and strategies substantially similar to the Small Cap Value Fund, will be asked to approve the reorganization and transfer all of its assets into the Small Cap Value Fund.

Q.	Has the Board of Trustees of the Trust (the "Board") approved the Proposals?

A.	At a meeting of the Board of Trustees held on August 13, 2020, the Board unanimously approved the new Trustees and the new advisory agreement and sub-advisory agreement for each Fund, all subject to shareholder approval.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR each Proposal.

Q.	How will the approval of the Proposals affect the management and operations of the Funds?

A. If the Transaction is approved, Steve Scruggs, each Fund’s current portfolio manager, will continue to serve as the portfolio manager for each Fund and will continue to be responsible for the day-to day management of each Fund’s investment portfolio. In addition, each Fund’s investment objectives and principal investment strategies will remain the same.

Currently BFA provides both management and investment advisory services to each Fund in its role as investment adviser to each Fund. If the Transaction is approved: (1) BFA will continue to provide day-to-day investment advisory services to each Fund in its new role as sub-adviser to each Fund; and (2) FPA, in its new role as investment adviser to each Fund, will be responsible for the management of each Fund, including providing oversight and monitoring of BFA, the subadviser to each Fund.

If the Transaction is approved, the Trust will have new trustees who will oversee the Trust and the Funds. The current Trustees of the Trust believe that the Trust and each Fund will benefit from the experience of the new trustees and the resources and experience of FPA, such that the approval of the Transaction will have a positive impact on the portfolio management and operations of the Funds.

Q.	How will the approval of the Proposals affect the expenses of the Funds?

A.	If the Transaction is approved, each Fund’s net expense ratio will be lower.

The current net expense ratio of the Queens Road Value Fund is 0.95%. If Proposals 1 and 2 are approved: FPA will be paid an annual advisory fee of 0.95%, out of which it will pay BFA an annual sub-advisory fee of 0.24%. Further, if the Transaction is approved, the Queens Road Value Fund’s total net annual expense ratio will decrease to 0.65%. In addition, FPA has agreed to an operating expense limitation agreement with respect to the Queens Road Value Fund that will cap this Fund’s net expense ratio at 0.65% for a period of 3 years.

The current net expense ratio of the Queens Road Small Cap Value Fund is 1.18%. If the Transaction is approved: FPA will be paid an annual advisory fee of 0.75% of the Fund’s daily net assets up to $50 million and 0.65% of the Fund’s daily net assets in excess of $50 million, out of which it will pay BFA an annual sub-advisory fee of 0.24%. Further, if Proposals 1 and 2 are approved, the Queens Road Small Cap Value Fund’s total net annual expense ratio will decrease to 0.89%. In addition, FPA has agreed to an operating expense limitation agreement with respect to the Queens Road Small Cap Value Fund that will cap this Fund’s net expense ratio at 0.89% for Institutional Class shares and 1.04% for Investor Class shares for a period of 3 years.

Q.	What are the primary reasons for the approval of FPA as the investment adviser to the Funds?

A.	The Board weighed a number of factors in reaching its decision to approve the advisory agreement with FPA with respect to each Fund, including, without limitation, the history, reputation, and resources of FPA. They considered that each Fund would benefit from Mr. Scruggs (in his role as portfolio manager) and BFA (in its role as sub-adviser) continuing to be responsible for the day-to day management of each Fund’s investment portfolio, while also further benefitting from the additional resources and oversight of FPA (in its role as investment adviser). The Board also considered that total management fee rates, including both FPA’s advisory and BFA’ sub-advisory fee rates, at which each will be compensated pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively, will be lower than the current fee rate paid by each Fund to BFA for management and investment advisory services. The Board also considered that FPA has agreed to an operating expense limitation agreement with respect to each Fund for a period of 3 years that would lower the Queens Road Value Fund’s net expense ratio by 0.30% and the Queens Road Small Cap Value Fund’s net expense ratio by 0.29% for Institutional Class shares and by 0.14% for Investor Class shares. Additional details regarding factors considered by the Board in approving the New Management Agreement can be found in the section "Evaluation by the Board of Trustees" in the enclosed Proxy Statement.

Q.	Are there any material differences between the Current Advisory Agreement and the New Management Agreements?

A.	As discussed above, if the Transaction is approved, BFA’s current investment advisory agreement with each Fund by which BFA currently provides each Fund with management and investment advisory services (the “Current Advisory Agreement”) will be replaced by: (1) an investment advisory agreement between FPA and the Trust, on behalf of each Fund, (the “New Advisory Agreement”); and (2) an investment sub-advisory agreement by and amongst, FPA, BFA and Trust, on behalf of each Fund (the “New Sub-Advisory Agreement” and collectively the Advisory Agreement, the “New Management Agreements”).

Other than the material differences described below, the Board believes the combined material terms of the New Managements Agreements are substantially similar to the terms of the Current Advisory Agreement. In addition, the Board believes that the nature and quality of management and investment advisory services to be provided by FPA and BFA pursuant to the terms of the New Management Agreements are reasonably likely to meet or exceed the nature and quality of the management and investment services provided to each Fund by BFA, due to both FPA’s additional resources and experience and BFA’s continued responsibility for day-to-day management of each Fund’s investment portfolio.

The material differences between the Current Advisory Agreement and the New Management agreements relate to: (1) the number of management agreements and the division of services provide under these agreements; and (2) a decrease in total advisory fees and the total net annual operating expenses of each Fund.

Pursuant to the Current Advisory Agreement, BFA currently provides each Fund with management and investment advisory services. Under the New Management Agreements, the management and investment advisory services currently provided by BFA will instead be divided between FPA and BFA. BFA will continue to provide day-to-day investment advisory services to each Fund in its new role as sub-adviser. FPA will provide management services to each Fund in new role as investment adviser, as well as providing oversight of BFA and additional resources, personnel and experience that the Board believes is likely to benefit each Fund.

With respect to the Queens Road Value Fund, pursuant to the Current Advisory Agreement, BFA is paid a unitary management fee equal to 0.95%, which also represents the Queens Road Value Fund’s current total net annual expense ratio. If the Transaction is approved: FPA will be paid an annual advisory fee of 0.95%, out of which it will pay BFA an annual sub-advisory fee of 0.24%. Further, if the Transaction is approved, the Queens Road Value Fund’s total net annual expense ratio will decrease to 0.65%. In addition, FPA has agreed to an operating expense limitation agreement with respect to the Queens Road Value Fund that will cap this Fund’s net expense ratio at 0.65% for a period of 3 years.

With respect to the Queens Road Small Cap Value Fund, pursuant to the Current Advisory Agreement, BFA is paid a unitary management fee equal to 1.18%, which also represents the Queens Road Small Cap Value Fund’s current total net annual expense ratio. If Proposals 1 and 2 are approved: FPA will be paid an annual advisory fee of 0.75% of the Fund’s daily net assets up to $50 million and 0.65% of the Fund’s daily net assets in excess of $50 million, out of which it will pay BFA an annual sub-advisory fee of 0.39%. Further, if the Transaction is approved, the Queens Road Small Cap Value Fund’s total net annual expense ratio will decrease to 0.89% for Institutional Class shares and 1.04% for Investor Class shares. In addition, FPA has agreed to an operating expense limitation agreement with respect to the Queens Road Small Cap Value Fund that will cap this Fund’s net expense ratio at 0.89% for Institutional Class shares and 1.04% for Investor Class shares for a period of 3 years.

Q. Why am I being asked to vote for the new Trustees in Proposal 1?

A.	Section 16 of the 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

The current Board has determined that if the New Management Agreements are approved by shareholders and entered into by each Fund, it would be in the best interests of each Fund and its shareholders if the Nominees were elected to serve as the Trustees of the Trust. The Nominees for election to the Board of Trustees of the Trust are described in Proposal 1.

If the New Management Agreements are approved by shareholders, and the Nominees are elected by the shareholders, the current Trustees of the Trust would resign from their positions in connection with the completion of the Transaction, and the Nominees described in Proposal 1 would, if elected, serve as the Trustees of the Trust. The entry into office of the new Trustees would be effective as of the closing of the Transaction (as defined in the Proxy Statement).

If either Proposal 2 or Proposal 3 is not approved by shareholders, none of the nominees in Proposal 1 will serve as Trustees to the Trust, even if elected by shareholders. In such an event, the current Board would continue to serve.

The Transaction described in this Proxy Statement is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Funds. If any of the Proposals are not approved by shareholders of the Funds, the Transaction will not be completed.

Q.	How do I vote?

A.	We urge you to vote your shares by submitting your proxy via phone, fax, mail, or the internet (as applicable) as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.	When should I vote?

A.	Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of Broadridge Financial Solutions, Inc., as authorized by the Trust to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Bragg Capital Trust

1031 South Caldwell Street

Suite 200

Charlotte, NC 28203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 23, 2020

Dear Shareholders:

The Board of Trustees of Bragg Capital Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of Queens Road Value Fund and Queens Road Small Cap Value Fund, (each a "Fund" and collectively, the “Funds”), each a series of the Trust, to be held at the offices of Bragg Financial Advisors, Inc. at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203, on October 23, 2020 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the following purposes:

1.	To elect the proposed nominees to the Board of Trustees.

2.	To approve an advisory agreement between the Trust with respect to each Fund and First Pacific Advisors, LP (“FPA”)

3.	To approve a sub-advisory agreement between FPA and Bragg Financial Advisors, Inc. (“BFA”) on behalf of each Fund.

4.	Approval of a proposal for one or more adjournments of the special meeting to solicit additional proxies, if there are insufficient proxies at the special meeting to approve either of the foregoing proposals.

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on August 28, 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

The Board of Trustees unanimously recommends that you cast your vote "FOR" the proposals above, as described in the Proxy Statement.

By Order of the Board of Trustees

Steve Scruggs

President

September 21, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON October 23, 2020:

A copy of the Letter to Shareholders, Q & A, Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting www.proxyvote.com.

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

BRAGG CAPITAL TRUST

PROXY STATEMENT

To Be Held October 23, 2020

INTRODUCTION

The Board of Trustees of Bragg Capital Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of Queens Road Value Fund and Queens Road Small Cap Value Fund, (each a "Fund" and collectively, the “Funds”), each a series of the Trust. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trust for use at the special meeting of shareholders of the Trust (the "Meeting") to be held at the offices of Bragg Financial Advisors, Inc. at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203, on October 23, 2020 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The mailing to shareholders of the Notice of Meeting, Proxy Statement, and accompanying form of proxy will commence on or about September 21, 2020.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To elect the proposed nominees to the Board of Trustees.

2.	To approve an advisory agreement between the Trust with respect to each Fund and First Pacific Advisors, LP (“FPA”).

3.	To approve a sub-advisory agreement between FPA and Bragg Financial Advisors, Inc. (“BFA”) on behalf of each Fund.

4.	Approval of a proposal for one or more adjournments of the special meeting to solicit additional proxies, if there are insufficient proxies at the special meeting to approve either of the foregoing proposals.

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 28, 2020 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Shareholders of the Funds will vote collectively on Proposal 1; Proposals 4 and 5 if necessary. Shareholders of each Fund will vote separately on Proposal 2 and Proposal 3.

The presence in person or by proxy of the holders of record of thirty percent of the total shares (weighted by per share net asset value) of the Funds issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Meeting.

An affirmative vote of the holders of a plurality of the outstanding shares of the Trust is required for the approval of Proposal 1, the election of new Trustees. Under the Investment Company Act of 1940, as amended (the "1940 Act"), an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of Proposals 2 and 3. As defined in the 1940 Act, a "vote of the holders of a majority of the outstanding voting" shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. If applicable, approval of Proposal 4 and Proposal 5, requires that the votes cast favoring Proposal 4 and Proposal 5 exceed the votes cast opposing Proposal 4 and Proposal 5, respectively.

If either Proposal 2 or Proposal 3 is not approved by shareholders, none of the nominees in Proposal 1 will serve as Trustees to the Trust, even if elected by shareholders. In such an event, the current Board would continue to serve.

The Transaction described in this Proxy Statement is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Funds. If any of the Proposals are not approved by shareholders of the Funds, the Transaction will not be completed.

A copy of the Funds' most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Funds, c/o UMB Fund Services, 235 West Galena Street, Milwaukee, Wisconsin 3212-3948, by calling the Funds toll-free at 1-800-595-3088 or, by visiting http://www.queensroadfunds.com.

PROPOSAL 1

ELECTION OF TRUSTEES

Background

The Board of Trustees of the Trust (the “Board” or the “Trustees”) is responsible for the overall management of the Trust and each Fund, including general supervision and review of each Fund's investment activities. Steve Scruggs, Benton Bragg, Philip Blount, Christopher Brady, Harold Smith, and Timothy Ignasher currently serves as the Trustees of the Trust. At its August 13, 2020 meeting, the current Board considered and approved (subject to shareholder approval) an arrangement pursuant to which: (i) First Pacific Advisors, LP (“FPA") will serve as the new investment adviser to each Fund; (ii) BFA will continue to provide day-to-day portfolio management services to each Fund as sub-adviser to each Fund; and (iii) new trustees who serve on the boards of FPA’s current registered investment companies are elected to replace the current Trustees (the “Transaction”).

In this proposal, shareholders are being asked to elect the following trustee nominees (each a "Nominee") to the Board of Trustees of the Trust. Each of the Nominees has agreed to serve on the Board of Trustees for an indefinite term. The Trust is not required, and does not intend, to hold annual shareholder meetings for the election or re-election of Trustees. As a result, if elected, the current Trustees and Nominees will serve indefinitely until their successors are duly elected and qualified, or until they resign. However, all the current Trustees (Steve Scruggs, Benton Bragg, Philip Blount, Christopher Brady, Harold Smith, and Timothy Ignasher) will resign on or shortly after the election of new Trustees.

The following Nominees, Sandra Brown, Mark L. Lipson, Alfred E. Osborne, A. Robert Pisano, Patrick B. Purcell, and J. Richard Atwood have each been appointed by the Board on August 13, 2020, as Trustees subject to shareholder approval. The Investment Company Act of 1940, as amended, (the "1940 Act") requires a certain percentage of the Trustees to have been elected by shareholders and that those elections occur before the Board can appoint any new Trustees to fill vacancies or expand the Board. To properly seat the Nominees and to facilitate future compliance with the requirements of the 1940 Act, the Board of Trustees now proposes to have shareholders elect Sandra Brown, Mark L. Lipson, Alfred E. Osborne, A. Robert Pisano, Patrick B. Purcell, and J. Richard Atwood to serve as Trustees to the Trust.

Ms. Brown, Mr. Lipson, Mr. Osborne, Mr. Pisano, and Mr. Purcell will each serve as a non-interested person Trustee of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as an "Independent Trustee"); while Mr. Atwood will serve as an interested person Trustee of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as an "Interested Trustee").

Information about the Nominees

Below is information about the Nominees and the attributes that qualify them to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of each make them highly qualified. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Nominee Interested and Independent Trustees

Below is information about the Nominees and the attributes that qualify them to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of each Nominee makes each highly qualified.

If either Proposal 2 or Proposal 3 is not approved by shareholders, none of the nominees in Proposal 1 will serve as Trustees to the Trust, even if elected by shareholders. In such an event, the current Board would continue to serve.

The Transaction described in this Proxy Statement is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Funds. If any of the Proposals are not approved by shareholders of the Funds, the Transaction will not be completed.

Nominees for Independent Trustees

Ms. Brown has worked as a consultant since 2009. Previously, she was the CEO and President of Transamerica Financial Advisers (1999-2009); President Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). She also serves as a Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc.

Mr. Lipson has been the CEO of ML2 Advisors, LLC, a registered investment adviser since 2014. Previously, he served as Managing Director, Bessemer Trust (2007-2014); Managing Director US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). He also serves as Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc.

Dr. Osborne is the Senior Associate Dean (since July 2019) and Professor and Faculty Director (since July 2018), Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. He also serves as Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc.

Mr. Pisano has worked as a consultant since 2012. Previously, he was the President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011); and National Executive Officer of the Screen Actors Guild (2001-2005). He also serves as Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).

Mr. Purcell has been retired since 2000. Previously, he was a Consultant to Paramount Pictures (1998-2000); and Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). He also serves as Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).

Nominee Interested Trustee

Mr. Atwood is the Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). He is also a Director/Trustee of each FPA Fund (since 2016) and the President of each FPA Fund (since 2015). He was formerly the Managing Partner of FPA (2006-2018). Until 2015, he served as Treasurer of each FPA Fund.

Additional information about the Nominees, including their address, age (as indicated by year of birth), principal occupation, and other directorships held, is set forth in the following table:

Nominee Independent Trustees

Name Address^ Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Nominee	Other Directorships Held by Nominee During the Past Five Years
Sandra Brown, 1955	None	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998).	None	FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).
Mark L. Lipson, 1949	None	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993).	None	FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).

Alfred E. Osborne, Jr., 1944	None	Senior Associate Dean (since July 2019), Interim Dean (July 2018-June 2019), Professor and Faculty Director (since July 2018), Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972.	None	Kaiser Aluminum, Wedbush, Inc., FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).
A. Robert Pisano, 1943	None	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005).	None	Resources Global Professionals, FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).
Patrick B. Purcell, 1943	None	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998).	None	FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).

^	All Nominees may be reached by mail, care of FPA, at: 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.
*	The term "Fund Complex" refers to the two Funds in the Trust.

Nominee Interested Trustee

Name Address^ Year of Birth	Position/Term of Office	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Nominee	Other Directorships Held by Nominee During the Past Five Years
J. Richard Atwood, 1960^^	None	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	None	None

^	All Trustees Nominees may be reached by mail, care of the Funds, at: Queens Road Mutual Funds, 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203
^^	“Interested person” within the meaning of the 1940 Act by virtue of their affiliation with the Fund’s Adviser.
*	The term "Fund Complex" refers to the five Funds in the Trust.

The following tables set forth the aggregate dollar range of equity securities of the Trust beneficially owned by the Nominees as of the Record Date.

Nominee Ownership

The following table indicates the dollar range of equity securities that Nominee beneficially owned in the Funds as of the Record Date.

Name of Trustee/Nominee	Dollar Range of Equity Securities in Queens Road Value	Dollar Range of Equity Securities in Queens Road Small Cap	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Sandra Brown	None	None	None
Mark L. Lipson	None	None	None
Alfred E. Osborne, Jr.	None	None	None
A. Robert Pisano	None	None	None
Patrick B. Purcell	None	None	None
J. Richard Atwood	None	None	None

Compensation

None of the Nominees has served as a Trustee of the Trust or any Fund. Therefore, none of the Nominees has received any compensation from the Trust or a Fund. Each Nominee who takes office with the Board will be paid by the Trust for his or her services as an Independent Trustee. If the Nominees are elected and take office, the new Board may establish a new compensation schedule for its Independent Trustees. The new compensation schedule for the Nominees may take into account their services provided to other funds in the FPA investment company complex, if any. The Trust will not pay any compensation to any Interested Trustee.

The Trust does not have any retirement or pension plan for its Trustees or officers.

Current Standing Committees

Under the current Board structure, the Board has an Audit Committee and a Nominating Committee. The Audit Committee is a standing committee consisting of independent trustees who communicate directly with the Funds' independent auditor discussing financial and control issues relating to the Funds. The Audit Committee consists of Philip Blount, Christopher Brady, Harold Smith and Timothy Ignasher, all of whom are unaffiliated Trustees. The Audit Committee does not have a designated financial expert.

During the fiscal year June 1, 2019 to May 31, 2020, the Audit Committee met three times.

The Nominating Committee is a standing committee consisting of independent directors whose role is to identify and nominate potential Trustees of the Funds. The Nominating Committee accepts nomination requests from shareholders. All shareholder nominations must be submitted in writing to the Nominating Committee at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203. During fiscal year June 1, 2019 to May 31, 2020 the Nominating Committee did not meet.

The Trustees play an active role in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. Additionally, the Funds’ Audit Committee also oversees risk management for the funds through interactions with the Funds’ external auditors. The Chairman of the Audit Committee reports at least annually to the entire board.

Intended Structure of Committees, if the Transaction is Approved

If the Nominees are elected and take office, the new Board is expected to have an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

Audit Committee. If the Nominees are elected, the Board will have an Audit Committee comprised of all of the Independent Trustees. The Committee will make recommendations to the Board concerning the selection of each Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by each Fund with the accounting, recording and financial reporting requirements of the 1940 Act.

Nominating and Governance Committee. If the Nominees are elected, the Board will have a Nominating and Governance Committee comprised of all of the Independent Trustees. The Committee will recommend to the full Board nominees for election as Trustees of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Trustees.

Day-to-day management of each Fund, including risk management, would be the responsibility of FPA, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board would oversee the processes implemented by FPA or other service providers to manage relevant risks and consider risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee would also consider risk management issues affecting each Fund’s financial reporting and controls at its regular meetings throughout the year. FPA and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request.

The Board of Trustees, including the Independent Trustees, recommends that shareholders of the Funds vote "FOR" election of the proposed Nominees.

PROPOSAL 2

APPROVAL OF AN ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND FIRST PACIFIC ADVISORS, LP.

Background

As noted above, in connection with the Transaction, the Board recommends that shareholders approve the appointment of First Pacific Advisors, LP (“FPA”) as investment adviser to each Fund. FPA, together with its predecessor organizations, has been in the investment advisory business since 1954. The Adviser manages assets of approximately $23 billion and serves as the investment adviser for eight investment companies, including one closed-end investment company, and more than 40 institutional, sub-advised and private fund accounts. The Adviser is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

The Funds are currently managed by Bragg Financial Advisors, LP ("BFA") pursuant to a management agreement between the Trust on behalf of the Funds and BFA (the "Current Advisory Agreement"). BFA is responsible for management of each Fund's portfolio and assuring that investments are made according to each Fund's investment objective, policies and restrictions. In June 2020, BFA notified the Trust that while it desired to continue to manage each Fund’s portfolio, BFA believed that it would be in the best interests of shareholders of each Fund if (i) FPA replaced BFA as each Fund’s principal investment adviser and (ii) BFA served each Fund as its sub-adviser.

Currently, the personnel of FPA consists of 31 persons engaged full time in portfolio management or investment research in addition to 57 persons engaged full time in trading, administrative, financial, legal, compliance or clerical activities. FPA uses highly sophisticated data and client relationship management systems to effectively market its offerings, thoroughly trains its sales personnel, and has a broad network of relationships with financial intermediaries. Based on these factors, the Trustees, BFA, and FPA believe the proposed change to each Fund’s management structure has the potential to (i) expand the Funds’ presence in more distribution channels; (ii) increase each Fund’s asset base; and (iii) lower each Fund’s operating expenses as a percentage of assets due to the potential increase in Fund size.

On June 29, 2020, FPA and BFA entered into a separate agreement (the “Asset Purchase Agreement”) pursuant to which FPA will acquire certain assets related to BFA’s business of providing investment management services to the Funds if FPA becomes the investment adviser of the Funds pursuant to the New Advisory Agreement (as defined below) and upon receipt of the necessary approvals of the New Advisory Agreement and satisfaction or waiver of certain other conditions. More specifically, under the Asset Purchase Agreement, BFA has agreed to transfer to FPA, in exchange for certain earnout payments (future payment based, in part, on the future size and gross revenues of the Funds), and subject to certain exceptions: (i) all required account information and data necessary for FPA to act as Adviser for the transferred strategies and assets.; (ii) the unrestricted use of all performance records and data relating to the transferring strategies and accounts including GIPS, composites and all other performance and track record materials and source data. Such transfers hereinafter are referred to collectively as the “Asset Transfer.”

Upon completion of the Asset Transfer contemplated by the Asset Purchase Agreement, subject to all requirement approvals, it is anticipated that shareholders of FPA Capital Fund, Inc., an open-end registered investment company with investment objectives and strategies substantially similar to the Small Cap Value Fund, will be asked to approve the reorganization and transfer all of its assets into the Small Cap Value Fund.

Benton Bragg and Steve Scruggs, each a Trustee and each currently an “interested person” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Interested Trustees”), serve as the Trust’s President, CCO, and Secretary (Mr. Scruggs) and Chairman and Treasury (Mr. Bragg) and will benefit from the Asset Transfer as a direct owners of BFA. None of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in the 1940 Act, the Nominees (as defined below), or their associates have any interest in the Asset Purchase Agreement.

The Trust is not a party to the Asset Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of Proposals 1, 2 and 3 as described in this Proxy Statement. Therefore, if shareholders of each Fund do not approve the New Advisory Agreement, the New Sub-Advisory Agreement (as defined below) and elect the Nominees at the Meeting or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed, the Asset Purchase Agreement will terminate, BFA will continue as adviser to each Fund, and the Trust’s current Trustees will continue to serve on the Trust’s Board of Trustees.

As a result, BFA informed the Trust that it recommend that the Board approve, subject to shareholder approval, (i) the engagement of FPA as adviser to the Funds pursuant to a new investment advisory agreement (the “New Advisory Agreement”) and (ii) the engagement of BFA as the Fund’s sub-adviser, pursuant to a sub-advisory agreement by and among FPA, BFA and the Trust, on behalf of each Fund (the “New Sub-Advisory Agreement”). The 1940 Act requires that advisory and sub-advisory agreements be approved by a “vote of a majority of the outstanding securities” of each Fund respectively, as that phrase is defined in the 1940 Act. BFA therefore informed the Trust that if shareholder approval were obtained for the New Management Agreements, BFA would recommend termination of the Current Advisory Agreement concurrent with the effective dates of the New Management Agreements and the engagement of BFA as the sub-adviser to each Fund.

At a meeting on August 13, 2020 (the “Board Meeting”), the Trustees approved the New Management Agreements. At the Board Meeting, the Trustees also approved a Rule 18f-3 Plan with respect the Small Cap Value Fund to allow the Fund to offer multiple share classes. The Trustees also approved the termination of the Current Advisory Agreement, such termination to be concurrent with the effective dates of the New Management Agreements. The New Management Agreement is anticipated to become effective promptly following approval by shareholders.

As stated above, the 1940 Act requires that investment advisory agreements such as the New Advisory Agreement and New Sub-Advisory Agreement be approved by shareholders. Therefore, shareholders are being asked to approve the New Advisory Agreement and New Sub-Advisory Agreement.

The proposed change to the Funds’ management structure will shift management oversight responsibility for each Fund from BFA to FPA. The day-to-day portfolio management responsibility of each Fund will remain the same, as each Fund’s current investment adviser, BFA, will continue to provide day-to-day investment advisory services to each Fund in BFA’s new role as sub-adviser, under the supervision of FPA. By engaging FPA as the adviser to the Funds and BFA as the sub-adviser to the Funds, each Fund will continue to be managed by the same portfolio manager, Steve Scruggs, who currently serves as portfolio manager to each Fund.

As noted above, FPA and BFA believe that the proposed change to the Funds’ management structure has the potential to (i) expand the Funds’ presence in more distribution channels via FPA’s industry presence; (ii) increase each Fund’s potential asset base; and (iii) lower operating expenses as a percentage of assets due to the potential increase in Fund size. Furthermore, FPA offers a strong commitment to and record of regulatory and legal compliance in its registered funds.

The Current Advisory Agreement

Under the terms of the Current Advisory Agreement, BFA receives a tied advisory fee based on average daily net assets of each Fund as follows:

Small Cap Value Fund

Annual Rate	Average Daily Net Assets
1.35%	$0 - $250,000,000
1.25%	$250,000,001 - $500,000,000
1.15%	Greater than $500,000,000

Value Fund

Annual Rate	Average Daily Net Assets
0.95%	$0 - $250,000,000
0.85%	$250,000,001 - $500,000,000
0.80%	Greater than $500,000,000

BFA has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest, litigation expenses, and other extraordinary expenses.

During the fiscal year ended May 31, 2020, BFA earned advisory fees from each of the Funds as follows:

Fund	Advisory Fees Earned
Small Cap Value Fund	$1,456,348
Value Fund	$366,695

The Board, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the 1940 Act, unanimously approved the renewal of the Current Advisory Agreement at an in-person meeting held on July 23, 2020.

The New Advisory Agreement

Under the New Advisory Agreement, FPA will receive an annual fee from a respective Fund equal to the amounts presented below. FPA has contractually agreed to reduce its fees and to reimburse expenses (the "New Expense Limitation Agreement") from the date of effectiveness of the New Advisory Agreement pursuant to an expense limitation agreement for at least the first three years that the New Advisory Agreement is in place.

		Expense Limitation By Class
Fund	Advisory Fee	Institutional	Investor
Small Cap Value Fund	0.75%	0.89%	1.04%
Value Fund	0.95%	0.65%	N/A

Subject to shareholder approval, the Trust on behalf of each Fund will enter into the New Advisory Agreement with FPA. If the New Advisory Agreement is not approved by the shareholders of the Funds, the Board will consider other options, including a new or modified request for shareholder approval of the New Advisory Agreement or abandoning the Transaction.

The New Advisory Agreement will become effective with respect to each respective Fund upon execution following approval by the shareholders of the respective Fund.

If Proposal 2 and 3 are approved, the Current Advisory Agreement with each Fund by which BFA currently provides each Fund with management and investment advisory services will be replaced by: (1) an investment advisory agreement between FPA and the Trust, on behalf of each Fund, (the “New Advisory Agreement”); and (2) an investment sub-advisory agreement by and amongst, FPA, BFA and Trust, on behalf of each Fund (the “New Sub-Advisory Agreement” and collectively the Advisory Agreement, the “New Management Agreements”).

Other than the material differences described below, the Board believes the combined material terms of the Proposed Managements Agreements are substantially similar to the terms of the Current Advisory Agreement. In addition, the Board believes that the nature and quality of the management and investment advisory services to be provided by FPA and BFA pursuant to the terms of the New Management Agreements are reasonably likely to meet or exceed the nature and quality of the management and investment services provided to each Fund by BFA, due to both FPA’s additional resources and experience and BFA’s continued responsibility for day-to-day management of each Fund’s investment portfolio.

The material differences between the Current Advisory Agreement and the New Management Agreements relate to: (1) the number of management agreements and the division of services provided under these agreements; and (2) a decrease in total advisory fees and the total net annual operating expenses of each Fund.

Pursuant to the Current Advisory agreement, BFA currently provides each Fund with management and investment advisory services. Under the New Management Agreements, the management and investment advisory services currently provided by BFA will instead be divided between FPA and BFA. BFA will continue to provide day-to-day investment advisory services to each Fund in its new role as sub-adviser. FPA will provide management services to each Fund in new role as investment adviser, as well as providing oversight of BFA and additional resources, personnel and experience that the Board believes is likely to benefit each Fund.

With respect to the Queens Road Value Fund, pursuant to the Current Advisory Agreement, BFA is paid a unitary management fee equal to 0.95%, which also represents the Queens Road Value Fund’s current total net annual expense ratio. If the Transaction is approved: FPA will be paid an annual advisory fee of 0.95%, out of which it will pay BFA an annual sub-advisory fee of 0.24%. Further, if the Transaction is approved, the Queens Road Value Fund’s total net annual expense ratio will decrease to 0.65%. In addition, FPA has agreed to an operating expense limitation agreement with respect to the Queens Road Value Fund that will cap this Fund’s net expense ratio at 0.65% for a period of 3 years.

With respect to the Queens Road Small Cap Value Fund, pursuant to the Current Advisory Agreement, BFA is paid a unitary management fee equal to 1.18%, which also represents the Queens Road Small Cap Value Fund’s current total net annual expense ratio. If the Transaction is approved: FPA will be paid an annual advisory fee of 0.75%, out of which it will pay BFA an annual sub-advisory fee of 0.39%. Further, if the Transaction is approved, the Queens Road Small Cap Value Fund’s total net annual expense ratio will decrease to 0.89% Institutional Class shares and 1.04% for Investor Class shares. In addition, FPA has agreed to an operating expense limitation agreement with respect to the Queens Road Small Cap Value Fund that will cap this Fund’s net expense ratio at 0.89% for Institutional Class shares and 1.04% for Investor Class shares for a period of 3 years.

The New Advisory Agreement, like the Current Advisory Agreement, provides that it will continue in force for an initial period of two years, and then from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the respective Fund. Like the Current Advisory Agreement, the New Advisory Agreement automatically terminates on assignment, and it is terminable upon 60 days' prior written notice by (i) the adviser given to the respective Fund or (ii) the respective Fund given to the adviser. Each agreement requires the adviser to provide or arrange for the provision of a complete program of investment for the respective Fund including determining from time to time which securities or other investments shall be purchased, sold or exchanged; assisting the Trust in supervising and overseeing all custody, transfer agency, dividend disbursing, legal accounting and administrative services by third parties that have contracted with the Trust to provide such services.

Under the Current Advisory Agreement, BFA, as adviser to each Fund, is required to bear certain operating expenses of each Fund. Expenses paid by BFA for each Fund include, and are limited to, (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of the Trust's custodian and transfer agent; (iii) costs and expenses of pricing and calculating the net asset value per share for each class of the Fund and of maintaining the books and records required by the 1940 Act; (iv) expenditures in connection with meetings of shareholders and Trustees; (v) compensation and expenses of Trustees who are not interested persons of the Trust or the Adviser ("Disinterested Trustees"); (vi) the costs of insurance and/or fidelity bonds; (vii) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (viii) non-litigation related legal, auditing, and accounting fees; (ix) trade association dues; (x) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws. Under the New Advisory Agreement, FPA will not be required to bear these operating expenses for each Fund and each Fund will be required to pay for such fund-operating expenses out of its own assets.

The New Advisory Agreement, like the Current Advisory Agreement, provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

A form of the New Advisory Agreement is attached as Exhibit A. A form of the New Expense Limitation Agreement is attached as Exhibit B. You should read the new agreements. The descriptions in this Proxy Statement of the new agreements are only summaries.

Information Concerning First Pacific Advisors, LP

FPA is a limited partnership, organized under the laws of the state of Delaware, located at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, CA 90025. The names, titles, and addresses of the principal executive officers of FPA are set forth below.

Name and Address*:	Title	Principal Occupation	Position with the Trust
J. Richard Atwood	Director and President of the General Partner	Director and President of FPA GP, Inc.	None**
Steven T. Romick	Director of the General Partner	Director of FPA GP, Inc.	None
Thomas H. Atteberry	Partner	Portfolio Manager, First Pacific Advisors, LP	None
Mark Landecker	Partner	Portfolio Manager, First Pacific Advisors, LP	None
Brian A. Selmo	Partner	Portfolio Manager, First Pacific Advisors, LP	None

Jeffrey M. Hancock	Partner	Head of Business Development, First Pacific Advisors, LP	None
Nico Y. Mizrahi	Partner	Portfolio Manager, First Pacific Advisors, LP	None

Ryan A. Leggio	Partner	Head of National Accounts, First Pacific Advisors, LP	None
Abhijett V. Patwardhan	Partner	Portfolio Manager, First Pacific Advisors, LP	None
Karen E. Richards	Chief Compliance Officer	Chief Compliance Officer, First Pacific Advisors, LP	None
Kim M. St Hilaire	Co-Chief Operating Officer	Co-Chief Compliance Officer, First Pacific Advisors, LP	None
David S. Brookman	Co-Chief Operating Officer	Co-Chief Compliance Officer, First Pacific Advisors, LP	None
FPA GP, Inc.	General Partner		None

*	Each officer's address is in care of First Pacific Advisors, LP., 11601 Wilshire Boulevard, Suite 1200, Los Angeles, CA 90025.
**	Position with Trust information would change to Trustee assuming Mr. Atwood is elected as a Trustee.

Evaluation by the Board of Trustees

The New Advisory Agreement was approved by a majority of the Board, including the Independent Trustees, at an in-person meeting held on August 13, 2020. The Board reviewed the materials provided by FPA in advance of the meeting, conferred with representatives prior to the meeting and further reviewed materials at the meeting. The Trustees were assisted by independent legal counsel throughout the New Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

Nature, Extent, and Quality of Services - The Trustees considered that FPA was established in 2004, but together with its predecessor organizations had been in the investment advisory industry since 1954. The Trustees noted that FPA provided investment advisory services to multiple registered investment companies, private investment funds, and separately managed or sub-advised accounts. They further noted that FPA’s personnel that would provide key services to the Funds had a depth of knowledge and experience in implemented a wide variety of investment strategies. The Trustees observed that FPA had substantial financial resources and would be able to provide quality services to the Funds. The Trustees concluded that FPA had sufficient quality and depth of personnel, resources, and investment methods essential to perform its duties under the FPA Management Agreement and that the nature, overall quality and extent of the management services that it would provide to the Funds would be satisfactory.

Performance - The Trustees noted that FPA provided a performance report created by Broadridge Fund Solutions, which included historic performance data with respect to several FPA managed mutual funds. The Trustees reviewed the various performance information and noted that the FPA managed funds had produced historic performance returns that were generally in line with its peers across a variety of investment strategies over an extended period of time. They further noted that the performance data conveyed that the adviser had successfully managed investment strategies similar to those implemented by the Funds, including the FPA Capital Fund.

Fees and Expenses – The Trustees considered FPA proposed manage fees with respect to each Fund as well as the projected expenses of each Fund. With respect to the Small Cap Value Fund, the Trustees noted FPA’s proposed managed fee of 0.75% of the Fund’s daily net assets up to $50 million and 0.65% of daily net assets in excess of $50 million. They noted that this fee structure was lower than the fee currently charged to the Fund by BFA. However, the Trustees discussed that the current fee structure required BFA to pay all Fund expenses. The Trustees determined that this change in fee structure would be offset by FPA agreeing to contractually limit the Small Cap Value Fund’s expenses to 0.89%, which would be lower than the Fund’s current net expense ratio and a potential benefit to shareholders.

With regard to the Value Fund, the Trustees observed that FPA’s proposed management fee was 0.95% of the Fund’s daily net assets. They noted that this fee was equal to the fee currently changed by BFA. However, they further considered that FPA was proposed to contractually limit the Fund’s operating expenses to 0.65%, thus lowering the net expenses of the Fund and providing a benefit to shareholders. After further discussion, the Trustees concluded that the FPA proposed advisory fee with respect to each Fund was not unreasonable.

Economies of Scale – The Trustees discussed potential economies of scale with respect to each Fund. They noted that FPA’s proposed management fee with respect to the Small Cap Value Fund already contained a breakpoint level that would benefit shareholders as the Fund’s assets increased. They engaged in further discussion regarding future opportunities for breakpoints for each Fund and their respective shareholders as the assets of each Fund grew.

Profitability. The Trustees reviewed profitability projections provided by FPA with respect to each Fund for the first two years of FPA’s proposed management agreement. With respect to the Value Fund, the Trustees acknowledged that FPA projected a net loss on its management of Fund for each of the first two years.

With respect to the Small Cap Value Fund, the Trustees observed that FPA projected to earn a profit in each of the first two years of its management. The Trustees discussed this profitability projection and concluded that the projected profits were not unreasonable in terms of a static dollar amount or as a percentage of gross revenue.

Conclusion. Having requested and received such information from FPA as the Board believed to be reasonably necessary to evaluate the terms of the FPA Management Agreement with respect to each Fund, and as assisted by the advice of independent counsel, the Board determined that approval of the FPA Management Agreement was in the best interest of each Fund and their respective shareholders.

The Board of Trustees, including the Independent Trustees, recommends that shareholders of each Fund vote "FOR" approval of the Advisory Agreement with FPA.

PROPOSAL 3

APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN

FPA AND BFA WITH RESPECT TO EACH FUND

Background

The primary purpose of this proposal is to enable BFA to serve as the investment sub-adviser to each Fund. As stated above in Proposal 2, while BFA serves as each Fund’s current investment adviser, in June 2020, BFA notified the Trust that while BFA desired to continue to manage each Fund’s portfolio, BFA believed that it would be in the best interests of the shareholders of each Fund if (i) FPA replaced BFA as the Fund’s principal investment adviser and (ii) BFA served each Fund as its sub-adviser. In addition, if the Transaction is approved, Steve Scruggs, each Fund’s current portfolio manager, will continue to serve as the portfolio manager for each Fund and will continue to be responsible for the day-to day management of each Fund’s investment portfolio. In addition, each Fund’s investment objectives and principal investment strategies will remain the same. Further details regarding the benefits to shareholders, as well as to BFA, anticipated to come from this change in advisory structure caused by the Asset Transfer may be found above under the section entitled “Background” in Proposal 2.

As stated above, the 1940 Act requires that investment advisory agreements such as the New Sub-Advisory Agreement be approved by shareholders. Therefore, shareholders are being asked to approve the New Sub-Advisory Agreement.

As noted under Proposal 2, the Trust is not a party to the Asset Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of the Transaction. Therefore, if shareholders do not approve the New Advisory Agreement, the New Sub-Advisory Agreement and elect the Nominees at the Meeting or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed, and the Asset Purchase Agreement will terminate.

The New Sub-Advisory Agreement

Fees. Under the terms of the New Sub-Advisory Agreement, BFA is entitled to receive an annual fee from FPA equal to 0.39% with respect to the Small Cap Value Fund and 0.24% with respect to the Vale Fund.

Services. For such compensation, BFA, shall, subject to the supervision and oversight of FPA, manage the investment and reinvestment of such portion of the assets of each Fund as FPA may from time to time allocate to the BFA for management.

Term, Continuance and Termination. The New Sub-Advisory Agreement:

1.	provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the applicable Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval;
2.	automatically terminates on assignment; and
3.	may be terminated upon 60 days’ notice by the Trustor FPA to BFA, and by BFA upon 90 days’ notice to the Trust and FPA.

Limitation on Liability. The New Sub-Advisory Agreement provides that BFA shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.

For more complete information and for all of the provisions of the New Sub-Advisory Agreement, please refer to the form of the New Sub-Advisory Agreement, which is attached to this Proxy Statement as Exhibit C. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

The New Sub-Advisory Agreement is anticipated to become effective promptly following approval by shareholders.

Information Concerning BFA

BFA is a corporation incorporated under the laws of the State of North Carolina and located at 1031 South Caldwell Street, Suite 200, Charlotte, NC 282203. BFA is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. BFA is owned and controlled by John Bragg, Benton Bragg, Phillips Bragg, and Steve Scruggs. BFA does not manage any other funds with principal investment strategies or objectives similar to those of the Funds.

The names, titles, addresses and principal occupations of the principal executive officers of BFA are set forth below:

Name and Address*:	Title	Principal Occupation	Position with the Trust
John F. Bragg	Secretary	Secretary of BFA	None
Benton S. Bragg	President, CEO	President and CEO of BFA	Trustee, Chairman, Treasurer
Phillips M. Bragg	Vice President	Vice President of BFA	None
Steve H. Scruggs	Chief Operations Officer	Chief Operations Officer and Portfolio Manager of BFA	CCO, Trustee, President, Secretary
Dawn M. Cannon	Chief Compliance Officer	Chief Compliance Officer of BFA	None

*	The address of each officer is 1031 South Caldwell Street, Suite 200, Charlotte, NC 282203.

Evaluation by the Board of Trustees

The New Sub-Advisory Agreement was approved by a majority of the Board, including the Independent Trustees, at an in-person meeting held on August 13, 2020. The Board reviewed the materials provided by BFA in advance of the meeting, conferred with representatives prior to the meeting and further reviewed materials at the meeting. The Trustees were assisted by independent legal counsel throughout the New Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Sub-Advisory Agreement.

Fees and Expenses – The Trustees discussed BFA’s proposed sub-advisory fee with respect to each Fund. They noted that the sub-advisory fee with respect to each Fund would be paid by FPA rather than the Funds. The Trustees also recalled their discussion with regard to the proposed expense limitations that FPA would put in place for each Fund, which would result in lower expense ratios for each Fund’s respective shareholders. After further discussion, the Trustees concluded that BFA’s proposed sub-advisory fees were not unreasonable.

Economies of Scale - The Trustees agreed that economies of scale, with respect to the overall fees and expenses of each Fund, was primarily a Fund level issue and should be considered with respect to each Fund’s overall management agreement and advisory fee.

Profitability- The Trustees reviewed profitability projections provided by BFA with respect to each Fund for the first two years of the BFA Sub-Advisory Agreement. With respect to the Value Fund, the Trustees acknowledged that BFA projected a net loss for the first two years of the BFA Sub-Advisory Agreement.

With respect to the Small Cap Value Fund, the Trustees observed that BFA projected to earn a profit in each of the first two years of its management. The Trustees discussed this profitability projection and concluded that the projected profits were not unreasonable in terms of a static dollar amount or as a percentage of gross revenue.

Conclusion - Having requested and received such information from BFA as the Board believed to be reasonably necessary to evaluate the terms of the BFA Sub-Advisory Agreement with respect to each Fund, and as assisted by the advice of independent counsel, the Board determined that approval of the BFA Sub-Advisory Agreement was in the best interest of each Fund and their respective shareholders.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

Approval of a proposal for one or more adjournments of the special meeting to solicit additional proxies, if there are insufficient proxies at the special meeting to approve either of the foregoing proposals.

Adjournment(s) of the Meeting

If a quorum is not present at the Meeting or in the event that the number of shares of present in person or represented by proxy at the Meeting and voting FOR the adoption of Proposal 1, Proposal 2 or Proposal 3 is insufficient to adopt Proposal 1, Proposal 2 or Proposal 3, the Trust may move to adjourn the Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of Proposal 1, Proposal 2 or Proposal 3. The Trust may move for a subsequent adjournment if the same conditions are present at the Meeting as-adjourned. One or more adjournments of the Meeting may be held within a reasonable time after the date set for the Meeting without the necessity of further notice. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote "FOR" approval of adjournments.

OTHER INFORMATION

OPERATION OF THE FUNDS

Bragg Capital Trust, a Delaware statutory trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company (or mutual fund). The Trust was formed by a Certificate of Trust on January 1, 2002. The Trust’s Declaration of Trust, dated May 10, 2002, permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Trust's principal office is located at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203; and its phone number is (704) 714-7711. The Board of Trustees supervises the business activities of the Trust. Like other registered investment companies, the Trust retains various organizations to perform specialized services. The Trust retains Bragg Financial Advisors, Inc., located at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203, as the investment adviser to both series of the Trust. Queens Road Securities, LLC, located at 1031 South Caldwell Street, Suite 200 Charlotte, NC 28203, serves as the Trust's principal underwriter and acts as the distributor of the Funds' shares on a best efforts basis, subject to various conditions. UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI, 53212 provides the Trust with administrative, transfer agent, and fund accounting services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the election of the Nominees and for the New Advisory Agreement, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds, representing all the shares of the Trust, were issued and outstanding for a total of 7,305,176.183 shares:

Name of Fund	Shares Outstanding
Queens Road Small Cap Value Fund	5,788,783.177
Queens Road Value Fund	1,516,393.006

Approval of Proposal 1

Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1. For Proposal 1, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund (including broker non-votes and abstentions) entitled to vote at the meeting (in person or by proxy) constitutes a quorum.

Approval of Proposals 2 and 3

An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of Proposals 2 and 3. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. For Proposals 2 and 3, the presence at the Meeting of holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1, 2 and 3. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposals 2 and 3 to be non-routine matters that affect substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposals 2 and 3 (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against Proposals 2 and 3 may result in one or more of these proposals not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

The Transaction is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Fund. If Proposals 1, 2 and 3 are not approved by shareholders of the Fund, the Transaction will not be completed.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Shareholders owning more than 25% of the shares of a Fund who have the power to vote those shares are presumed to "control" a Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can generally determine the outcome of any proposal submitted to the shareholders of that Fund for approval. the following shareholders of record owned 5% or more of the outstanding shares of the Funds:

Principal Holders (As of September 1, 2020)	Address	Ownership % in Queens Road Value	Ownership % in Queens Road Small Cap
Pershing, LLC*	P.O. Box 2052, Jersey City, NJ 07303	94.20%**	37.45%**
Charles Schwab and Co., Inc.*	101 Montgomery Street, San Francisco, CA 94104	N/A	41.38%**
National Financial Services LLC*	200 Liberty Street, One World Financial Center, New York, NY 10281	2.57%	15.55%

*	For the benefit of its customers.

**	May be deemed to control the Fund.

As of the Record Date, the officers and Board of Trustees of the Funds collectively owned 1.72% of the outstanding shares of the Queens Road Value Fund and 1.70% of the outstanding shares of the Queens Road Small Cap Fund.

Name of Owner	Ownership % in Queens Road Value	Ownership % in Queens Road Small Cap
Tim Ignasher	0.06%	0.01%
Benton Bragg	0.85%	0.91%
Philip Blount	0.28%	0.15%
Christopher Brady	0.26%	0.18%
Steve Scruggs	0.27%	0.30%
Harold Smith	0.00%	0.15%

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust's Secretary.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. Broadridge Financial Solutions, Inc. has been engaged to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of proxies will be borne by BFA. The estimated cost of these services is approximately $15,000 In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Trust of whom they have knowledge, and BFA will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the investment adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

The Trust's Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Funds owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Bragg Capital Trust, 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee's or Board's next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust's operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, write the Trust at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203, or call the Trust toll-free at 1-833-934-2739.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 23, 2020.

A copy of the Letter to Shareholders, Q & A, Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting www.proxyvote.com.

If you have any questions before you vote, please call our proxy information line at 1-833-934-2739. Representatives are available Monday through Friday 9 a.m. to 5 p.m., Eastern time to answer your questions about the proxy material or about how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

By Order of the Board of Trustees

Steve Scruggs

President

September 21, 2020

Exhibit A

BRAGG CAPITAL TRUST

UNIFIED
INVESTMENT ADVISORY AGREEMENT

THIS UNIFIED INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of ______________, 20__ by and between the Bragg Capital Trust, a Delaware business trust (the “Trust”), on behalf of the series of the Trust listed in Appendix A (the “Funds”), which Appendix may be amended from time to time, and First Pacific Advisors, LP, a Delaware limited partnership (the “Adviser”).

WHEREAS, the Trust is as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, each Fund is a series of the Trust having separate assets and liabilities;

WHEREAS, the Adviser is engaged in the business of providing investment advice and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Adviser to render investment advisory and management services with respect to the Funds; and

WHEREAS, the Adviser is willing to perform such services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the Trust and the Adviser agree as follows:

1.       Appointment.

(a)       The Trust hereby employs the Adviser to provide investment advisory and management services for the Fund. This engagement is for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and set forth in this Agreement, for the compensation provided below.

2.       Advisory and Management Services. The Adviser, subject to the direction and supervision of the Trust’s Board of Trustees and in conformity with applicable laws, the Trust’s Agreement and Declaration of Trust, By-Laws, Registration Statement, Prospectus and stated investment objectives, policies and restrictions of the Funds, shall:

(a)       Furnish the Board of Trustees with advice and recommendations with respect to the selection and continued employment of sub-adviser(s) to provide continuous day-to-day portfolio management services to each Fund;

  (b)       Oversee the investments made by such sub-adviser(s) on behalf of each Fund, subject to the ultimate supervision and direction of the Board of Trustees;

  (c)       If the continuous day-to-day portfolio management services for a Fund have not been delegated to the sub-adviser(s) pursuant to section 2(a) of this Agreement;

(i)	Manage the investment of the relevant Fund’s assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, the determination of the industries and companies to be represented in the Fund’s portfolio, the formulation and implementation of the Fund’s investment program, and the determination from time to time of the securities and other investments to be purchased, retained or sold by the Fund;

(ii)	Place orders for the purchase or sale of portfolio securities for the Fund’s account with broker-dealers selected by the Adviser;

  (d)       Supervise and administer the day-to-day operations of the Funds, including providing, arranging for or supervising the provision of certain services for the Funds necessary or appropriate for operating as an open-end investment company to the extent such services are not provided by persons not parties to this Agreement including, but not limited to:

(1)	monitoring the preparation of the Funds’ required filings with the Securities and Exchange Commission (the “SEC”) and other regulatory and self-regulatory organizations;

(2)	filing of the Funds’ federal, state and local tax returns;

(3)	providing assistance with investor and public relations matters;

(4)	monitoring the valuation of portfolio securities;

(5)	monitoring the liquidity of portfolio securities;

(6)	monitoring the determination of net asset values, including fair valuations, of portfolio securities;

(7)	monitoring the registration of shares of the Funds under applicable federal and state securities laws;

(8)	notwithstanding the above, nothing in this Agreement shall be deemed to shift to the Adviser or to diminish the obligations of any agent of the Funds or any other person not a party to this Agreement which is employed to provide services to the Funds; and to the extent another agent or person provides such services to a Fund, the Adviser will supervise the provision of such services and not provide such services itself;

(e)       Furnish the Trust and the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request;

(f)       Furnish to the Trust and the Funds office space at such place as may be agreed upon from time to time, and all office facilities, business equipment, supplies, utilities and telephone services necessary for managing the affairs and investments and keeping those accounts and records of the Trust and the Funds that are not maintained by the Funds’ sub-adviser(s), transfer agent, custodian, accounting or subaccounting agent, and arrange for officers or employees of the Adviser to serve, without compensation from the Funds, as officers, trustees or employees of the Funds, if desired and reasonably required by the Funds; and

(g)       Pay such expenses as are incurred by it in connection with providing the foregoing services, except as provided in Section 3 below.

3.       Expenses. The Trust and each Fund assumes and shall pay or cause to be paid all expenses of the Funds, including, without limitation: (a) all costs and expenses incident to the public offering of securities of the Funds, including those relating to the issuance and registration of its securities under the Securities Act of 1933, as amended, and any filings required under state securities laws and any fees payable in connection therewith; (b) the charges and expenses of any custodian appointed by the Trust and/or the Funds for the safekeeping of the cash, portfolio securities and other property of the Funds; (c) the charges and expenses of independent accountants; (d) the charges and expenses of stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Trust and/or the Funds; (e) the charges and expenses of any accounting or subaccounting agent appointed by the Trust and/or the Funds to provide accounting services; (f) brokerage commissions, dealer spreads, and other costs incurred in connection with proposed or consummated portfolio securities transactions of the Funds; (g) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Trust to federal, state, local or other governmental agencies; (h) the cost and expense of printing and issuing certificates representing securities of the Trust; (i) fees involved in registering and maintaining registrations of the Trust under the 1940 Act; (j) all expenses of shareholders’ and trustees’ meetings, and of preparing, printing and mailing proxy, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; (k) fees and expenses of trustees of the Trust who are not officers or employees of the Adviser; (1) all fees and expenses incident to the Funds’ dividend reinvestment plan, to the extent applicable; (m) charges and expenses of legal counsel to the independent trustees and to the Trust; (n) charges and expenses of legal counsel related to a transaction for the benefit of the Funds; (o) trade association dues; (p) interest payable on Fund borrowings; (q) any shareholder relations expense; (r) premiums for a fidelity bond and any errors and omissions insurance maintained by the Funds; and (s) any other ordinary or extraordinary expenses (including litigation expenses not incurred in the Funds’ ordinary course of business) incurred by the Funds in the course of its business. To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Funds are obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Funds to the extent of the Adviser’s actual costs for providing such services.

For the avoidance of doubt, the Adviser shall pay the compensation and expenses of all Trustees and officers who are affiliated persons of the Adviser, and the Adviser shall make available, without expense to the Trust and the Funds, the services of such of the Adviser’s directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

4.       Compensation. As compensation for the services performed with respect to the Funds, the Fund shall pay the Adviser as soon as practicable after the last day of each month a fee for such month as set forth in the Fee Schedule attached hereto as Appendix B,, as may be amended from time to time.

For the purpose of calculating such fee, a Fund’s net asset value for a month shall be the average of the net asset values as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the compensation provided shall be prorated.

The Adviser may, but is not required to, reduce all or a portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction, reimbursement, or payment (collectively, “subsidies”) shall be applicable only to such specific subsidy and shall not constitute an agreement to continue such subsidy in the future. Any such subsidy will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. The Adviser may also agree contractually to limit the operating expenses of a Fund. The Adviser may seek reimbursement of any subsidies made by the Adviser either voluntarily or pursuant to a contract. The reimbursement of any subsidy must be sought no later than the end of the third fiscal year following the year to which the subsidy relates. The Adviser may not request or receive reimbursement for any subsidies before payment of the ordinary operating expenses of a Fund for the current fiscal year and cannot cause a Fund to exceed the limitation to which the Adviser has agreed in making such reimbursement.

The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of a Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

As applicable, the Adviser shall pay a sub-adviser of a Fund, the compensation mutually agreed upon by the Adviser and such sub-adviser in such amount and pursuant to the terms in the relevant investment sub-advisory agreement, as approved by the board of the Trust.

5.       Services Not Exclusive. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of a Fund, and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Adviser or any such affiliated person may be acting. While information and recommendations supplied to a Fund shall, in the Adviser’s judgment, be appropriate under the circumstances and in light of the investment objectives and policies of a Fund, they may be different from the information and recommendations supplied by the Adviser or its affiliates to other investment companies, funds and advisory accounts. The Funds shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Funds recognize that they is not entitled to receive preferential treatment as compared with the treatment given by the Adviser to any other investment company, fund or advisory account.

6.       Portfolio Transactions and Brokerage. The Adviser shall not be responsible for the sub-adviser(s)’ decisions to buy and sell securities for the Funds, for broker-dealer selection, or for negotiation of brokerage commission rates. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of a sub-adviser having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust.

In the event the Adviser places portfolio transactions and select brokers or dealers, the Adviser shall endeavor to obtain on behalf of the relevant Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of and difficulty in executing an order, the value of the expected contribution of the broker or dealer to the investment performance of the relevant Fund on a continuing basis, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, and/or compensation, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the “brokerage and research services” provided to the relevant Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer which provides such brokerage and research services a commission for executing a portfolio transaction for the relevant Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the relevant Fund. The Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers and dealers who also provide research or statistical material, or other services to the relevant Fund or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the relevant Fund and to such other clients.

7.       Reports by Funds to Adviser. The Funds will from time to time furnish to the Adviser detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Adviser such financial reports, proxy statements, legal and other information relating to a Fund’s investments as may be in its possession or available to it, together with such other information as the Adviser may reasonably request.

8.       Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Adviser agrees that all records that it maintains for a Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-l under the 1940 Act.

9.       Limitation of Liability; Indemnification. Neither the Adviser, nor any director, partner, manager, officer, agent or employee of the Adviser, shall be liable or responsible to the Trust or the Funds or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. The Trust and the Funds agree to indemnify and hold harmless the Adviser and its directors, partners, managers, officers, agents, and employees from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, as amended, the 1940 Act, and any state and foreign securities laws, all as amended from time to time) and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except that such person shall not be indemnified against any liability resulting from such person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement.

10.       Nature of Relationship. The Funds, and the Adviser are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them. The Adviser is an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Funds.

11.       Duration and Termination. This Agreement shall become effective upon its execution and shall continue in effect until two years from the date hereof, provided it is approved by the vote of a “majority of the outstanding voting securities” of the Funds. Thereafter, this Agreement shall continue in effect from year to year, provided its continuance is specifically approved at least annually (a) by vote of a “majority of the outstanding voting securities” of the Funds or by vote of the Board of Trustees of the Trust, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast at a meeting called for the purpose of voting on such approval. The Trust (either by vote of its Board of Trustees or by vote of a “majority of the outstanding voting securities” of the Trust) may, at any time and without payment of any penalty, terminate this Agreement upon sixty days’ written notice to the Adviser. This Agreement shall automatically and immediately terminate in the event of its “assignment.” The Adviser may terminate this Agreement without payment of any penalty on sixty days’ written notice to the Trust.

12.       Definitions. For the purposes of this Agreement, the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission, or such interpretive positions as may be taken by the Commission or its staff under said Act, and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

13.       Entire Agreement. This Agreement, including all Appendices hereto, as the same may be amended from time to time, shall constitute the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

14.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

15.       Notices. Any notice under this Agreement shall be given in writing, addressed and delivered to the party to this Agreement entitled to receive such notice at such address as such party may designate in writing.

16.       Name of Adviser. The parties agree that the Adviser has a proprietary interest in the name “FPA,” and the Trust and the Funds agree to promptly take such action as may be necessary to delete from its corporate name and/or the name of the Funds any reference to the name of the Adviser or the name “FPA,” promptly after receipt from the Adviser of a written request therefore.

17.       Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

18.       Applicable Law. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent applicable law of the State of California, or any of the provisions herein conflict with applicable provisions of the 1940 Act, the latter shall control.

References in this Agreement to the requirements of the 1940 Act and other federal securities laws and the rules thereunder shall be interpreted, construed and enforced in accordance with such laws and rules thereunder as now in effect or as hereafter amended and subject to such orders or no-action letters as may be granted by the SEC or its staff.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement as of the day and year first above written in Los Angeles, California.

the bragg capital Trust
By:
Name:
Title:

Attest:

Secretary
FIRST PACIFIC ADVISORS, LP
	By:	FPA GP, Inc.
	Its:	General Partner
By:
Name:
Title:

Attest:

Secretary

Appendix A

FUND SCHEDULE – BRAGG CAPITAL TRUST

Fund	Effective Date
Queens Road Small Cap Value Fund	[]
Queens Road Value Fund	[]

the bragg capital Trust
By:
Name:
Title:

Attest:

Secretary
FIRST PACIFIC ADVISORS, LP
	By:	FPA GP, Inc.
	Its:	General Partner
By:
Name:
Title:

Attest:

Secretary

Appendix B

FEE SCHEDULE – BRAGG CAPITAL TRUST

Fund			Fee Rate
Queens Road Small Cap Value Fund
0.75% of the Fund’s daily net assets up to $50 million
0.65% of the Fund’s daily net assets in excess of $50 million
0.95% of the Fund’s daily net assets
Queens Road Value Fund

the bragg capital Trust
By:
Name:
Title:
Attest:

Secretary
FIRST PACIFIC ADVISORS, LP
	By:	FPA GP, Inc.
	Its:	General Partner
By:
Name:
Title:

Attest:

Secretary

Exhibit B

[___ __, 2020]

Bragg Capital Trust – Queens Road Value Fund

11601 Wilshire Blvd., Ste. 1200

Los Angeles, CA 90025

RE: Expense Limit Agreement — Queens Road Value Fund

Dear Ladies and Gentlemen:

Queens Road Value Fund (the “Fund”), a series of the Bragg Capital Trust, a Delaware business trust, has entered into an agreement with First Pacific Advisors, LP (“Adviser”) whereby Adviser provides investment advisory services to the Fund (the “Investment Advisory Agreement”).

We hereby agree with respect to the Fund to waive the fees payable to us under the Investment Advisory Agreement with respect to the Fund or to reimburse the operating expenses allocable to the Fund, to the extent that the Fund’s operating expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) exceed, in the aggregate, the rate per annum, as set forth in Schedule A, as a percentage of the average daily net assets of the Fund. We agree that this obligation shall constitute a contractual commitment enforceable by the Fund and that we may not assert any right to reimbursement of any amounts so waived or reimbursed if such reimbursement would result in the Fund exceeding the expense limit and recoupment provisions set forth in Schedule A. We agree not to seek satisfaction of any such obligations from the shareholders of the Fund, nor from the Trustees of the Fund.

Except insofar as the Investment Company Act of 1940, as amended, or other federal laws and regulations may be controlling, this agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

This Agreement is for the three-year period commencing [___ __, 2020] and terminating on [___ __, 2022]. This Agreement may be terminated at any time by the Fund’s Board of Trustees and will terminate automatically in the event of the termination of the Investment Advisory Agreement. Any amendment to this agreement shall be in writing signed by the parties hereto.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

Very truly yours,

By:	First Pacific Advisors, LP

By:	/s/

The foregoing agreement is hereby
accepted as of [___ __, 2020]

By: Queens Road Value Fund

By:	/s/
Title:

[___ __, 2020]

Bragg Capital Trust – Queens Road Small Cap Value Fund

11601 Wilshire Blvd., Ste. 1200

Los Angeles, CA 90025

RE: Expense Limit Agreement — Queens Road Small Cap Value Fund

Dear Ladies and Gentlemen:

Queens Road Small Cap Value Fund (the “Fund”), a series of the Bragg Capital Trust, a Delaware business trust, has entered into an agreement with First Pacific Advisors, LP (“Adviser”) whereby Adviser provides investment advisory services to the Fund (the “Investment Advisory Agreement”).

We hereby agree with respect to the Fund to waive the fees payable to us under the Investment Advisory Agreement with respect to the Fund or to reimburse the operating expenses allocable to the Fund or class of shares thereof, as applicable, to the extent that the operating expenses of the Fund or class of shares thereof, as applicable, (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) exceed, in the aggregate, the rate per annum, as set forth in Schedule A, as a percentage of the average daily net assets of the Fund or class of shares thereof, as applicable. We agree that this obligation shall constitute a contractual commitment enforceable by the Fund and that we may not assert any right to reimbursement of any amounts so waived or reimbursed if such reimbursement would result in the Fund or class of shares thereof, as applicable, exceeding the expense limit and recoupment provisions set forth in Schedule A. We agree not to seek satisfaction of any such obligations from the shareholders of the Fund, nor from the Trustees of the Fund.

Except insofar as the Investment Company Act of 1940, as amended, or other federal laws and regulations may be controlling, this agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

This Agreement is for the three-year period commencing [___ __, 2020] and terminating on [___ __, 2022]. This Agreement may be terminated at any time by the Fund’s Board of Trustees and will terminate automatically in the event of the termination of the Investment Advisory Agreement. Any amendment to this agreement shall be in writing signed by the parties hereto.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

Very truly yours,

By:	First Pacific Advisors, LP

By:	/s/

The foregoing agreement is hereby
accepted as of [___ __, 2020]

By: Queens Road Small Cap Value Fund

By:	/s/
Title:

Exhibit C

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

First Pacific Advisors, LP,

Bragg Financial Advisors, Inc.

AND

Bragg Capital TRUST

THIS AGREEMENT, made as of this [__] day of [___, 2020] by and among Bragg Capital Trust (“Trust”), a Delaware business trust, on behalf of the series of the Trust listed in Schedule A (each a “Fund” and collectively, the “Funds”), First Pacific Advisors, LP (“Adviser”), a Delaware partnership, and Bragg Financial Advisors, Inc. (“Sub-Adviser”), a North Carolina Corporation.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of each Fund, pursuant to an Investment Advisory Agreement dated [___ __, 2020], as may be amended from time to time (“Advisory Agreement”); and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to each Fund, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1. Appointment

The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to each Fund, for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 6 of this Agreement.

2. Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a) provide a program of continuous investment management for each Fund in accordance with the relevant Fund’s investment objective and policies as stated in the relevant Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended and supplemented from time to time (the “Registration Statement”), and such other limitations as the Trust, a Fund, the Board or the Adviser may impose with respect to the relevant Fund by notice to the Sub-Adviser;

(b) invest and reinvest the assets of each Fund by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that a Fund may purchase, sell, enter into or use;

(c) oversee the placement of purchase and sale orders on behalf of each Fund;

(d) employ portfolio managers to make investment decisions and securities analysts to provide research services to each Fund;

(e) subject to the understanding set forth in Section 9(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the assets of a Fund may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of each Fund; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f) maintain books and records with respect to each Fund’s securities transactions, in accordance with applicable laws, rules and regulations; and

(g) to the extent reasonably requested by the Adviser or officers of a Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to a Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

(h) The Sub-Adviser will furnish the Adviser and/or the relevant Fund with certain other services and information the Adviser and/or a Fund may reasonably request, including: statistical information with respect to the securities or other investments in which the assets of a Fund may be invested; quarterly shareholder commentaries; review of Fund marketing materials, and; participation in Fund webcasts.

(i) comply in all material respects with the applicable sections of (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder and any other applicable federal and state laws and regulations, (2) the Sub-Adviser’s compliance policies and procedures, (3) the rules and regulations of the Commodities Futures Trading Commission, (4) the Internal Revenue Code of 1986, as amended (“Code”), (5) the investment objectives, strategies, policies, limitations and restrictions of a Fund as described in the Registration Statement, (6) the Trust’s Declaration of Trust, Bylaws and/or organizational documents of the Trust, as amended and supplemented from time to time, and (7) any written instructions of the Adviser or the Board;

(j) manage the assets of each Fund to comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)); provided, however, that with respect to the 10% voting securities test contained in section 51(b)(3)(A)(ii), the Sub-Adviser will comply with such requirements as the Trust, a Fund or the Adviser shall furnish to the Sub-Adviser from time to time;

(k) keep the Adviser and/or the Board informed of developments materially affecting each Fund’s portfolio;

(l) make available to the Board, the Adviser, the Funds’ Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their request, such copies of its records with respect to the relevant Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and/or furnish to the Board and/or the Adviser such periodic and special reports regarding each Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of a Fund, quarterly and annual compliance reports and certifications, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), quarterly reports identifying material compliance matters and any material changes to the Sub-Adviser’s compliance program (including revisions to compliance policies and procedures), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities and other instruments held by each Fund, compliance with the Sub-Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(m) make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of a Fund;

(n) review draft reports to shareholders, registration statements of each Fund and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(o) use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to any Fund;

(p) promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons (as described in Rule 204-3(b)(4) under the Advisers Act) which if aversely determined against the Sub-Adviser or any of its management persons could impact the Sub-Adviser’s ability to provide the services contemplated by this Agreement. The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s Registration Statement, as amended and supplemented from time to time, regarding each Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for a Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(q) not disclose information regarding a Fund’s characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust’s policies on disclosure of portfolio holdings;

(r) provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of each Fund’s Form N-CSRs and Form N-Qs;

(s) provide assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of a Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board or the Adviser’s valuation committee convenes; (ii) assisting the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by a Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, confirming pricing and providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records; and

(t) provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser’s Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part 2A as updated from time to time.

The Sub-Adviser further agrees that it may perform any or all the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. However, the Sub-Adviser may not retain the services of any entity that would be an “investment adviser”, as that term is defined in the 1940 Act, to a Fund unless any agreement with such entity has been approved by (i) a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees, and (ii) to the extent necessary, the vote of a majority of the outstanding voting securities of a Fund.

3. Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for each Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may, open and maintain brokerage accounts of all types on behalf of and in the name of a Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of a Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for a Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to a Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to a Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for a Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with a Fund’s investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to the relevant Fund and each of its other clients.

4. Books, Records and Regulatory Filings

(a) The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to each Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for each Fund are the property of the relevant Fund and it will promptly surrender any of such records upon request; provided, however, that the Sub-Adviser may retain copies of such records for the applicable periods they are required by law to be retained, and thereafter shall destroy such records.

(b) The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of a Fund are being conducted in accordance with applicable laws, rules and regulations.

5. Limitation of Liability and Indemnification

(a) Neither the Sub-Adviser, nor any director, partner, manager, officer, agent or employee of the Sub-Adviser, shall be liable or responsible to the Trust or the Funds or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. The Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys’ fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith, or gross negligence in the performance of duties under this Agreement, or reckless disregard of the obligations and duties under this Agreement.

(b) The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or a Fund arising in connection with this Agreement shall be limited in all cases to the relevant Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a “Trustee” and, together, the “Trustees”) or any individual Trustee or any officers.

6. Compensation

The Sub-Adviser shall be compensated by the Adviser for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

7. Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of each Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that a vote of shareholders should be obtained.

8. Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to each Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of a Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser’s ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of a Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the relevant Fund.

9. Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Funds’ CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1) submit to the Board for its consideration and approval the Sub-Adviser’s compliance policies and procedures, including its Code of Ethics, to the extent such a policy or procedure is materially different from the policies and procedures previously approved by the Board;

(2) submit annually (and at such other times as the Trust may reasonably request) to the Funds’ CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser’s compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3) provide periodic reports, certifications and information concerning the Sub-Adviser’s compliance program including, but not limited to, the following;

(i) Monthly and/or Quarterly Compliance Certifications, including any required attachments, on a timely basis after each calendar quarter;

(ii) Quarterly and/or Annual Report on Code of Ethics Matters, including an annual 17j-1 certification and any required attachments, on a timely basis each year, as reasonably requested by the Board or the Adviser.

(4) provide the Adviser and the Trust, its Trustees and officers with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time;

(5) permit the Adviser and the Trust, its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Funds’ CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

(6) provide the Adviser and its chief compliance officer and the Trust, its Trustees and officers, including the Funds’ CCO, with such certifications as may be reasonably requested from time to time; and

(7) reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion, and provide the Adviser and/or such independent registered public accounting firm with any materials as may be reasonably requested from time to time related to the Sub-Adviser’s internal controls.

(b) The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

10. Duration and Termination

(a) This Agreement shall be effective immediately as of the date set forth above and shall continue in effect until two years from the date hereof and year to year thereafter, provided the initial approval and each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Funds’ outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable with respect to each Fund, without penalty, on sixty (60) days’ written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of a Fund or (ii) by the Adviser. This Agreement is terminable with respect to each Fund, without penalty, by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to a Fund in the event of the termination of the Advisory Agreement with respect to a Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act and SEC rules and guidance thereunder).

(c) In the event of a termination of this Agreement for any reason with respect to a Fund, the Sub-Adviser shall reasonably cooperate with any successor investment sub-adviser and with the Adviser in transitioning the management of the relevant Fund to one or more new sub-advisers or to the Adviser, including, without limitation, providing the Adviser, at such intervals as the Adviser may request, with a list of holdings for the relevant Fund and such other information as required by the Adviser. The Sub-Adviser shall deliver to Adviser all periodic compliance reports, certifications and information applicable to the period of Sub-Adviser’s services provided under this Agreement, including annual compliance reports and certifications.

(d) Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 5 of this Agreement.

11. Use of Name

(a) The Sub-Adviser hereby consents to the use of its name in each Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, a Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b) It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

12. Confidential Information

(a) Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of a Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

13. Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

14. Notices

Any notice under this Agreement shall be given in writing, addressed and delivered to the party to this Agreement entitled to receive such notice at such address as such party may designate in writing.

15. Miscellaneous

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent applicable law of the State of California, or any of the provisions herein conflict with applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in the State of California.

(e) References in this Agreement to the requirements of the 1940 Act and other federal securities laws and the rules thereunder shall be interpreted, construed and enforced in accordance with such laws and rules thereunder as now in effect or as hereafter amended and subject to such orders or no-action letters as may be granted by the SEC or its staff.

(f) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(g) Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or a Fund, except to the extent expressly authorized by this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

BRAGG FINANCIAL ADVISORS, INC.

By:

FIRST PACIFIC ADVISORS, LP,

By:

Name:

Title:

BRAGG CAPITAL TRUST

By:

Name:

Title:

Schedule A

Fund and Sub-Advisory Fee Schedule

Name of Fund	Sub-Advisory Fee Rate
Queens Road Small Cap Value Fund	[___]
Queens Road Value Fund	[___]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Steve Scruggs and Benton Bragg, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of each of the **Queens Road Value Fund and Queens Road Small Cap Value Fund** (each a "Fund" and collectively the "Funds") to be held at offices of the Funds adviser, 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203 on October 23, 2020 at 10 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of each Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE NEW SUB-ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
Signature Date

____
Signature of Joint Shareholder Date

▲ *FOLD HERE PLEASE DO NOT TEAR* ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.

A copy of the Proxy Statement is available online at: www.proxyvote.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND

"Scanner Bar Code"	
TAG ID:	CUSIP:

DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.